Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
June 30, 1998



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.5202%



        Excess Protection Level
          3 Month Average   5.24%
          June, 1998   4.77%
          May, 1998   5.01%
          April, 1998   5.94%


        Cash Yield                                  17.67%


        Investor Charge Offs                         5.10%


        Base Rate                                    7.79%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           12.61%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $35,974,950,178.51


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $4,536,555,660.02